UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 16, 2003

(Date of earliest event reported)

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

Three Enterprise Drive Shelton, Connecticut 06484
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 12. Results of Operations and Financial Condition

On October 16, 2003, TranSwitch Corporation issued a press release reporting its financial results for the third quarter ended September 30, 2003. The copy of the press release is furnished Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

October 16, 2003	By:	/s/ PETER J. TALLIAN
Name: Peter J. Tallian Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 16, 2003.